EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of ASB Holding Company (the "Company") on Form 10-KSB for the year ended September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), we, Joseph Kliminski, President and Chief Executive Officer, and Eric B. Heyer, Senior Vice President, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Joseph Kliminski                      /s/ Eric B. Heyer
-------------------------------------     --------------------------------------
Joseph Kliminski                          Eric B. Heyer
President and Chief Executive Officer     Senior Vice President, Treasurer and
(Principal Executive Officer)             Chief Financial Officer
                                          (Principal Financial and Accounting
                                            Officer)


Date: December 23, 2003                    Date: December 23, 2003